Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board
of Trustees of
Federated U.S. Government
Securities Fund: 1-3 Years:

In planning and performing
our audit of the financial
 statements of Federated U.S.
Government Securities Fund: 1-3 Years
(the "Fund") as of and for the year
 ended
February 28, 2011, in accordance
with the standards of the Public
 Company Accounting
Oversight Board (United States),
we considered the Fund's internal
 control over financial
reporting, including controls
over safeguarding securities,
as a basis for designing our
auditing procedures for the
 purpose of expressing our
opinion on the financial
statements
and to comply with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Fund's
internal control over financial
reporting.  Accordingly, we
express no such opinion.

The management of the Fund is
 responsible for establishing
 and maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
 benefits and related costs
of controls. A company's
internal control over financial
reporting is a process designed to
provide reasonable assurance
 regarding the reliability of
 financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A company's internal control
 over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
 that,
in reasonable detail,
accurately and fairly reflect
the
transactions and dispositions of
the
assets of the company; (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation
of financial statements in accordance
with generally
accepted accounting principles,
and that receipts and expenditures
of the company are
being made only in accordance with
authorizations of management and
 directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
 reporting
may not
prevent or detect misstatements.
 Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that
the
degree of compliance with the
policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or
operation of a control does not
allow management or employees, in
the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the company's annual
or interim financial statements will
not be
prevented or detected on a timely basis.



Our consideration of the Fund's
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards
established by the Public Company
Accounting Oversight Board (United
States).
However, we noted no deficiencies
in the Fund's internal control
over financial reporting
and its operation, including
controls over safeguarding
securities that we consider to be a
material weakness as defined
above as of February 28, 2011.

This report is intended solely
for the information and use of
management and the Board
of Trustees of the Fund and the
Securities and Exchange Commission
 and is not intended
to be, and should not be, used by
anyone other than these specified parties.



Ernst & Young LLP


Boston, Massachusetts
April 25, 2011